UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 29, 2007

                           Renegade Energy Corp..
             (Exact name of registrant as specified in its charter)

Nevada                         000-20598                      75-2293489
(State or other               (Commission                   (IRS Employer
jurisdiction                  File Number)                Identification No.)
of incorporation)

                12819 SE 38th Street #21, Bellevue Washington, 98006 (Address of principal executive offices)


      Registrant's telephone number, including area code:  866-591-7200

                          America Asia Corporation

          (Former name or former address, if changed since last report)

[  ] Written communications pursuant to Rule 425 under the Securities Act

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 1 - Registrant's Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

NOT APPLICABLE

Item 1.02.  Termination of a Material Definitive Agreement

OTC Pink Sheets announced today that Renegade has defaulted on its financing contract with Petrolex, LP, an Oklahoma Limited Partnership ("Petrolex") to further develop revenue producing oil and gas properties located in Oklahoma and other assets pertaining to those properties. Pursuant to the asset acquisition agreement, Renegade returned the subject oil and gas properties and other assets obtained from Petrolex to Petrolex and the 90,000,000 shares of common stock issued by Renegade were cancelled as of this date and returned to Renegade's authorized share capital. The Company will endeavor to search for other oil and gas properties which have the potential for profit pursuant to the Company's business plan.

Item 1.03.  Bankruptcy or Receivership.

NOT APPLICABLE

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

NOT APPLICABLE

Item 2.02 Results of Operations and Financial Condition.

NOT APPLICABLE

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

NOT APPLICABLE

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet
Arrangement.

NOT APPLICABLE

Item 2.05 Costs Associated with Exit or Disposal Activities.

NOT APPLICABLE

Item 2.06 Material Impairments.

NOT APPLICABLE

Section 3 - Securities and Trading Markets.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

NOT APPLICABLE

Item 3.02.  Unregistered Sales of Equity Securities.

NOT APPLICABLE

Item 3.03 Material Modification to Rights of Security Holders.

NOT APPLICABLE

Section 4 - Matters Related to Accountants and Financial Statements
Item 4.01 Changes in Registrant's Certifying Accountants.

NOT APPLICABLE

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

NOT APPLICABLE

Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

NOT APPLICABLE

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) NOT APPLICABLE

(b) NOT APPLICABLE

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.
NOT APPLICABLE

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

NOT APPLICABLE

Section 6 [Reserved]

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

NOT APPLICABLE

Section 8 - Other Events

Item 8.01 Other Events

Litigation

NOT APPLICABLE

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial statements of business acquired.

NOT APPLICABLE

(b) Pro forma financial information.

NOT APPLICABLE

(c) Exhibits

NOT APPLICABLE

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Renegade Energy Corp

By: /s/ Frank Butler

Frank Butler, President
(Principal executive and operating officer)